UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MasterCard Incorporated (the “Company”) announced on April 12, 2010 that, effective July 1, 2010, Ajay Banga, President and Chief Operating Officer of the Company and its principal operating subsidiary, MasterCard International Incorporated (“MasterCard International” and, collectively with the Company, “MasterCard”), has been appointed by the Board of Directors of the Company to serve as the President and Chief Executive Officer of MasterCard. The Company also announced that, effective April 12, 2010, Mr. Banga was elected to serve as a director on the Company’s Board of Directors (which was increased to thirteen members).

Mr. Banga will succeed Robert W. Selander, MasterCard’s current Chief Executive Officer. Effective July 1, 2010, Mr. Selander will serve as Executive Vice Chairman of MasterCard until his retirement on December 31, 2010. Mr. Selander will also continue to serve as a director on the Company’s Board of Directors until January 1, 2011.

A copy of the press release, issued by the Company on April 12, 2010 and announcing these developments, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Banga’s Offer Letter

In connection with Mr. Banga becoming President and Chief Executive Officer of MasterCard, the Company entered into an offer letter with Mr. Banga, dated April 12, 2010 (the “Offer Letter”). The Offer Letter references the developments described above and sets forth a summary of modifications to both Mr. Banga’s existing employment agreement with MasterCard International, dated June 16, 2009 (the “Existing Agreement”), and his initial offer letter from MasterCard International, dated June 15, 2009. MasterCard anticipates entering into an amended and restated employment agreement with Mr. Banga which would supersede the Existing Agreement and incorporate these modifications.

Compensation.

The Offer Letter provides that Mr. Banga’s base salary will be increased from $800,000 to $900,000.

Incentive Awards and Other Benefits.

Consistent with the terms of the Existing Agreement, Mr. Banga will continue to be eligible to participate in the Company’s Senior Executive Annual Incentive Compensation Plan. His target pay out will continue to be 150% of his base salary, with a revised target amount of $1,350,000.

MasterCard anticipates that Mr. Banga’s perquisite allowance, which he receives in the form of a fixed dollar amount in lieu of specific perquisites pursuant to MasterCard International’s executive perquisite program, will be increased from $35,000 (less lawful deductions) in 2010 to $45,000 (less lawful deductions) in 2011. Consistent with the terms of the Existing Employment Agreement, the allowance is subject to review on an annual basis by the Human Resources and Compensation Committee of the Board of Directors of the Company.

On July 1, 2010, Mr. Banga will be granted a one-time award in the amount of 12,000 restricted stock units under the 2006 MasterCard Incorporated Long Term Incentive Plan. The restricted stock units will vest on the fourth anniversary of the grant date.

Additionally, as of July 1, 2010, Mr. Banga will also have use of an executive car service based upon the business requirements of his position. If Mr. Banga uses the service for commutation purposes, he will be required to track such usage and will be responsible for tax purposes in connection with such use.

*******

The foregoing descriptions of Mr. Banga’s Offer Letter do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the Offer Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Biographical and related party transaction information with respect to Mr. Banga is provided under the heading “Background and Other Information Regarding Ajaypal Banga” in Item 5.02 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 19, 2009 and is incorporated herein by reference.

Mr. Selander Transition

Mr. Selander entered into a transition letter with the Company, dated April 12, 2010, which, among other things and consistent with the terms of his current employment agreement with MasterCard International dated December 31, 2008, confirms the dates of his transition to Executive Vice Chairman, retirement from the Company and resignation from the Board of Directors and confirms that Mr. Selander will assist Mr. Banga in his transition as President and Chief Executive Officer through and including December 31, 2010. This letter is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 12, 2010, the Board of Directors of the Company approved an amendment to, and restated, the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The change effected by the adoption of the Amended and Restated Bylaws was to technically conform to changes previously made to the Company’s Amended and Restated Certificate of Incorporation on June 10, 2009, following a stockholder vote at its 2009 annual meeting of stockholders, to reflect an increase to the potential maximum size of the Board of Directors of the Company to fifteen directors. The Amended and Restated Bylaws became effective on April 12, 2010.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws, effective as of April 12, 2010.

10.1	Offer Letter between Ajaypal Banga and MasterCard Incorporated, dated April 12, 2010.

10.2	Transition Letter between Robert W. Selander and MasterCard Incorporated, dated April 12, 2010.

99.1	Press Release of MasterCard Incorporated, dated April 12, 2010.

99.2	Biographical and related party transaction information with respect to Ajay Banga (incorporated herein by reference to the disclosure set forth under the heading “Background and Other Information Regarding Ajaypal Banga” in Item 5.02 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 19, 2009 (File No. 001-32877)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: April 15, 2010	By	/s/ NOAH J. HANFT
Noah J. Hanft
General Counsel, Chief Payment Systems Integrity &
Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws, effective as of April 12, 2010.

10.1	Offer Letter between Ajaypal Banga and MasterCard Incorporated, dated April 12, 2010.

10.2	Transition Letter between Robert W. Selander and MasterCard Incorporated, dated April 12, 2010.

99.1	Press Release of MasterCard Incorporated, dated April 12, 2010.

99.2	Biographical and related party transaction information with respect to Ajay Banga (incorporated herein by reference to the disclosure set forth under the heading “Background and Other Information Regarding Ajaypal Banga” in Item 5.02 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 19, 2009 (File No. 001-32877)).